SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) June 15, 1998

                              VITECH AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                 Florida             0-21369                   65 041 9086
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(State or other jurisdiction       (Commission File           (IRS Employer
 or incorporation)                       Number)            Identification No.)



                8807 Northwest 23rd Street, Miami, Florida 33172
                ------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (305) 477-1161


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.
         ------------

         On June 15, 1998, the Company announced that the Board of Directors declared a 10% common stock dividend (the "Dividend"). The Dividend will be distributed on July 27, 1998 to common stock shareholders of record on July 13, 1998.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         Exhibits
         --------

         99.1     Press Release - Vitech America Declares a 10% Stock Dividend




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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  VITECH AMERICA, INC.


                                                  By: /s/  Edward Kelly
                                                      -------------------------
                                                      Edward Kelly
                                                      Chief Financial Officer

DATED:  June 25, 1998



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